STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: ROCK FUND VIIA, LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

Please change name to ROCK FUND VII-A, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21 day of April, A.D. 2017.

By: ______________________
Authorized Person(s)

Name: Viet Bui
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:03 PM 04/21/2017
FILED 12:03 PM 04/21/2017
SR 20172695871 - File Number 5995605

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:54 PM 04/19/2017
FILED 05:54 PM 04/19/2017
SR 20172640416 - File Number 5995605

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: TRP Fund VII LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

Please change the name of the LLC to: Rock Fund VIIA, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of 2017, A.D. ______.

By: ____________________
Authorized Person(s)

Name: VIET BUI
Print or Type

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "TRP FUND VII LLC", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF MARCH, A.D. 2016, AT 11 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

5995605 8100
SR# 20161807340

Authentication: 202040110
Date: 03-24-16

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE *of* DELAWARE
LIMITED LIABILITY COMPANY
CERTIFICATE *of* FORMATION

First: The name of the limited liability company is TRP Fund VII LLC

Second: The address of its registered office in the State of Delaware is 2140 S. Dupont Hwy in the City of Camden. Zip code 19934. The name of its Registered agent at such address is Paracorp Incorporated

Third: (Use this paragraph only if the company is to have a specific effective date of dissolution: "The latest date on which the limited liability company is to dissolve is ______.")

Fourth: (Insert any other matters the members determine to include herein.)

In Witness Whereof, the undersigned have executed this Certificate of Formation this 18th day of March, 2016.

By: ______
Authorized Person (s)

Name: Alexander Philips

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 03/21/2016
FILED 11:00 AM 03/21/2016
SR 20161807340 - File Number 5995605